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                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                     AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Starbucks Corporation ("Starbucks") on Form 10-K for the fiscal year ended October 2, 2005, as filed with the Securities and Exchange Commission on December 16, 2005 (the "Report"), I, Michael Casey, executive vice president, chief financial officer and chief administrative officer of Starbucks, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Starbucks.

                                                   /s/ MICHAEL CASEY
                                          --------------------------------------
                                                      Michael Casey
                                             executive vice president, chief
                                                        financial
                                             officer and chief administrative
                                                         officer

December 16, 2005